UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

ALCOA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 315-2900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2024, Alcoa Corporation (“Alcoa”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting.

Item 1. The 10 director nominees nominated by the Alcoa Board of Directors (the “Board”) for election to the Board were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Steven W. Williams	113,056,158	5,029,770	925,839	19,637,437
Mary Anne Citrino	105,919,262	12,179,995	912,510	19,637,437
Pasquale (Pat) Fiore	116,895,693	1,195,281	920,793	19,637,437
Thomas J. Gorman	111,591,365	6,504,588	915,814	19,637,437
James A. Hughes	110,361,431	7,691,581	958,755	19,637,437
Roberto O. Marques	116,911,568	1,171,553	928,646	19,637,437
William F. Oplinger	117,500,288	601,907	909,572	19,637,437
Carol L. Roberts	116,661,320	1,438,511	911,936	19,637,437
Jackson (Jackie) P. Roberts	116,582,000	1,471,969	957,798	19,637,437
Ernesto Zedillo	112,162,774	5,895,968	953,025	19,637,437

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Alcoa’s independent auditor for 2024 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
136,098,587	762,818	1,787,799	0

Item 3. The proposal to approve, on an advisory basis, Alcoa’s 2023 named executive officer compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
114,922,468	3,024,575	1,064,724	19,637,437

Item 4. The non-binding stockholder proposal requesting the preparation of an annual report on lobbying activities was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
42,653,015	75,037,359	1,321,393	19,637,437

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: May 16, 2024	By:	/s/ Marissa P. Earnest
Marissa P. Earnest
Senior Vice President, Chief Governance Counsel and Secretary